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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      May 20, 2003
                                                 ----------------------




                                HOLLY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      001-03876                  75-1056913
----------------------------     ------------------------      ----------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of Identification No.)                                           incorporation)


     100 Crescent Court, Suite 1600
             Dallas, Texas                                    75201-6927
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (214) 871-3555
                                                    ----------------------------

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ITEM 5. OTHER EVENTS

         On May 20, 2003, the Company issued the following press release:

              JOINT NEWS
              RELEASE

              FOR IMMEDIATE RELEASE

              Contacts:    Doug Aron (Frontier)
                           (713) 688-9600 x145

                           Matt Clifton (Holly)
                           (214) 871-3555

              FRONTIER OIL AND HOLLY CORPORATION ANNOUNCE TERMINATION OF THE HART-SCOTT-RODINO WAITING PERIOD FOR PENDING MERGER

                  Dallas, Texas, May 20, 2003 - Frontier Oil Corporation (NYSE -
              FTO) and Holly Corporation (AMEX - HOC) announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act has expired, satisfying one of the conditions to the completion of the pending merger of Frontier and Holly. In addition, the Federal Trade Commission approved Holly's pending acquisition from ConocoPhillips of the Woods Cross refinery and related assets located near Salt Lake City, Utah. The Woods Cross refinery acquisition is expected to close on June 1, 2003, which will satisfy another condition to the completion of the pending merger of Frontier and Holly.

                  Completion of the pending merger of the two companies remains subject to, among other things, both companies receiving stockholder approval. Front Range Himalaya Corporation, which will be the parent company and renamed "Frontier Oil Corporation" after the merger, has filed a Form S-4 Registration Statement (which includes the joint

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              preliminary proxy statement of Frontier and Holly) relating to the proposed merger with the Securities and Exchange Commission.

                  Frontier, headquartered in Houston, Texas, operates a 110,000 bpd refinery located in El Dorado, Kansas and a 46,000 bpd refinery located in Cheyenne, Wyoming. Holly, headquartered in Dallas, Texas, operates a 60,000 bpd refinery located in Artesia, New Mexico that is being expanded to 75,000 bpd and a 7,500 bpd refinery in Great Falls, Montana. Holly also operates approximately 2,000 miles of crude oil and refined product pipelines in the west Texas and New Mexico region, Permian Basin crude gathering operations and refined product terminals.

              Investor Notices

                  This press release includes "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the contemplated transaction and strategic plans, expectations and objectives for future operations. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the companies expect, believe or anticipate will or may occur in the future are forward-looking statements. This includes completion of the proposed transaction, realization of expected synergies from the transaction, future financial performance, future equity issuance and other matters. These statements are based on certain assumptions made by the companies based on their experience and perception of historical trends, current conditions, expected future developments and other factors they believe are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the companies. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.

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                  Frontier and Holly have filed a preliminary joint proxy
              statement/prospectus and other documents regarding the proposed merger described in this press release with the Securities and Exchange Commission as part of a Registration Statement on Form S-4 filed by Front Range Himalaya Corporation. Investors and security holders are urged to read the preliminary joint proxy statement/prospectus included in such Registration Statement because it contains important information about Frontier and Holly and the proposed transaction. A definitive joint proxy statement/prospectus will be sent to security holders of Frontier and Holly seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when available) and other documents filed by Frontier and Holly with the SEC at the SEC's web site at www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents may also be obtained free of cost by directing a request to Frontier Oil Corporation, attention: Doug Aron, 10000 Memorial Drive, Suite 600, Houston, Texas 77024 or Holly Corp., attention: John Glancy, 100 Crescent Court, Suite 1600, Dallas, Texas 75201.

                   Frontier and Holly and their respective directors and
              executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Frontier and Holly in connection with the merger. Information about Frontier and Holly and their respective directors and officers can be found in Proxy Statements, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed by Frontier and Holly with the SEC. Additional information regarding the interests of those persons may be obtained by reading the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus when it becomes available.

       This Current Report on Form 8-K contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this Form 8-K, are forward-looking statements. Such statements are subject to risks and uncertainties,

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including but not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company's markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company's capital investments and marketing strategies, the Company's efficiency in carrying out construction projects, the successful acquisition and integration of the Woods Cross refinery, the completion of the proposed transaction with Frontier Oil Corporation, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Although the Company believes that the expectations reflected by such forward-looking statements are reasonable based on information currently available to the Company, no assurances can be given that such expectations will prove to have been correct. This summary discussion of risks and uncertainties that may cause actual results to differ from those indicated in forward-looking statements should be read in conjunction with the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002, and the discussion under the heading "Additional Factors That May Affect Future Results" included in Item 2 of Part I of the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2003. All forward-looking statements included in this Current Report on Form 8-K and all subsequent oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth above.


SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        HOLLY CORPORATION
                                                 -------------------------------
                                                 (Registrant)



Date:  May 21, 2003                              By /s/Stephen J. McDonnell
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                                                    Stephen J. McDonnell
                                                    Vice President and Chief
                                                    Financial Officer